SUPPLEMENT DATED JULY 1, 2003 TO THE
                                              TRAVELERS PORTFOLIO ARCHITECT LIFE
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Portfolio Architect Life prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE JULY 1, 2003, the Putnam Diversified Income Portfolio changed its name to the Pioneer Strategic Income Portfolio. Therefore, all references to the "Putnam Diversified Income Portfolio" are replaced with "Pioneer Strategic Income Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

TRAVELERS SERIES FUND INC.
   Pioneer Strategic Income            Seeks high current income. The        TIA
     Portfolio                         Fund normally invests in the debt     Subadviser: Pioneer
                                       securities of a broad range of        Investment Management, Inc.
                                       issuers and segments of the debt
                                       securities market.




July 1, 2003                                                             L-23005